UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report: (Date Of Earliest Event Reported): March 23, 2007

COMMISSION FILE NO.: 333-130492

                                                                                                                                         ALLMARINE CONSULTANTS CORPORATION
(Exact Name Of Registrant As Specified In Its Charter)

Nevada	35-2255990
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

8601 RR 2222 Bldg 1 Suite 210 Austin, Texas 78730
(Address of principal executive offices)

(512)689-7787
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On March 5, 2007, Allmarine Consultants Corporation (“we,” “us," and  the “Company”) filed a Certificate of amendment to its Articles of Incorporation with the Secretary of State of Nevada to affect a 1:10 reverse stock split of our issued and outstanding shares of common stock (the “Reverse Split”) and to reauthorize 110,000,000 shares, consisting of 100,000,000 shares of common stock, $0.001 par value per share, and to re-authorize 10,000,000 shares of preferred stock, $0.001 par value per share (the “Amendment”).

Additionally, the Amendment provided that shares of our preferred stock may be issued from time to time in one or more series, with distinctive designation or title as shall be determined by our Board of Directors prior to the issuance of any shares thereof. The preferred stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of preferred stock as may be adopted from time to time by our Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the preferred stock, or any series thereof, unless a vote of any such holders is required pursuant to any preferred stock designation.

The Amendment was approved by consent to action without a meeting by shareholders owning 8,100,000 shares of common stock, representing 81.4% of the company’s outstanding shares.

The Reverse Split will become effective with the Over-The-Counter Bulletin Board at the open of business on March 23, 2007, at which time our new trading symbol will be “ALMN.”

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number                       Description of Exhibit
-----------------------  --------------------------------------------
         3.1*                                  Certificate of Amendment to Articles of Incorporation

* Filed herewith.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                      ALLMARINE CONSULTANTS CORPORATION

March 23, 2007                                                                                                                           /s/ Michael Chavez
                                     Michael Chavez,
                                     Chief Executive Officer